UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

CPS TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                   Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section(b) of the Act:

       Title of Each Class                     Trading Symbol(s)                  Name of Each Exchange on Which Registered

Common Stock, $0.01 par value                 CPSH                                        NASDAQ Capital Markets

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As announced on April 8, 2019, CPS Technologies Corp. (the “Company”) has hired Charles K. Griffith, Jr. as its Chief Financial Officer, who assumed the position effective May 6, 2019.   Mr. Griffith replaces Ralph Norwood as CFO, who retired from the Company effective May 6, 2019.

Mr. Griffith, age 65, served as Chief Financial Officer of SPRI Clinical Trials Global, LLC, a contract research organization, from 2010 to December 2018 and its Director of Finance from 2007-2010. From 1991 to 2007, he served as the Vice President of Finance for Vertex Distribution (previously known as Pawtucket Fasteners and Bell Fasteners), a manufacturer and distributor of corrosion resistant fasteners. From 1985 to 1991, Mr. Griffith served as Vertex’s controller. Mr. Griffith received his B.B.A. in Accounting from the College of William and Mary and his M.B.A in Finance from Bryant University.

Upon the commencement of his employment, Mr. Griffith will receive an annual salary of $150,000 and be eligible to participate in the Company’s annual bonus program beginning with the 2019 fiscal year. Mr. Griffith will receive an inaugural, one-time equity grant of stock options vesting on each anniversary of the date of grant in installments of 20% per year over a five year period. Mr. Griffith also will be eligible to participate in the Company’s 401(k) plan, health plans and other benefits on the same terms as all other Company employees. The company and Mr. Griffith did not enter into an employment agreement, although Mr. Griffith’s offer letter is attached hereto as Exhibit 10.1.

There are no family relationships between Mr. Griffith and any director or executive officer of the Company, no arrangements or understandings exist between him and any other person pursuant to which he was selected as an officer of CPS, and there are no transactions between Mr. Griffith and the Company in which Mr. Griffith has or will have a material interest.

The full text of the press release announcing Mr. Griffith’s appointment and Mr. Norwood’s retirement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements and Exhibits

(d) exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated April 8, 2019 of CPS Technologies Corporation announcing the selection of Charles K. Griffith Jr. as its Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corporation (Registrant)
Date: May 7, 2019	/s/ Grant C Bannett Grant C Bennett President and Treasurer (Chief Executive Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Offer Letter documenting the above
99.1	Press release dated April 8, 2019 of CPS Technologies Corporation announcing the selection of Charles K. Griffith Jr. as its Chief Financial Officer.